Dreyfus
Connecticut Intermediate Municipal
Bond Fund

SEMIANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform during the period?

For the six-month period ended September 30, 2001, the fund achieved a total return of 3.57%.(1) In comparison, the Lipper Connecticut Intermediate Municipal Debt Funds category average achieved a total return of 2.90% for the same period.(2)

We attribute the fund' s good performance to a favorable environment for municipal bonds. Lower interest rates and a surge in demand from investors seeking an investment alternative to a falling stock market helped support municipal bond prices, especially for securities in the intermediate maturity range.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut personal income taxes.

In pursuing this goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable yields over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best yields over an anticipated range of interest-rate
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, ongoing economic deterioration had already caused tax-exempt yields to decline. In an effort to stimulate economic growth, the Federal Reserve Board (the "Fed") implemented five short-term interest-rate cuts during the reporting period. All told, the Fed reduced short-term interest rates a total of 2.00 percentage points during the reporting period. In this declining interest-rate environment, yields on intermediate-term municipal bonds generally fell.

In addition, the market was strongly influenced by supply-and- demand factors. Because of previously strong tax revenues, Connecticut and many of its municipalities had less need to borrow. As a result, newly issued, high quality Connecticut municipal bonds were generally scarce. At the same time, demand for high quality, tax-exempt securities surged from Connecticut residents seeking an investment alternative to a declining stock market. These factors put additional downward pressure on municipal bond yields.

The fund was also affected by the terrorist attacks of September 11, which had negative repercussions throughout the U.S. economy. The municipal bond market was disrupted after the tragedy while electronic trading and information systems in New York's financial district were being repaired.

Early in the reporting period, we extended the fund's average maturity in an attempt to lock in prevailing yields for as long as we deemed practical. Because of the scarcity of Connecticut securities, we did so chiefly through purchases of bonds from U.S. territories such as Guam and Puerto Rico, which are exempt from federal and state taxes for

U.S. residents. At the same time, we reduced the fund's holdings of lower yielding bonds that were approaching their dates of eligibility for early redemption, and we increased the fund's exposure to income-oriented bonds backed by Connecticut health and education facilities.

What is the fund's current strategy?

We continue to focus primarily on bonds that typically perform well when interest rates decline, including intermediate-term bonds that cannot be redeemed by their issuers within the next several years. We are finding such opportunities mostly among securities backed by special taxes and litigation settlements with tobacco companies.

In addition, we have attempted to balance the fund's exposure to income-oriented and total return-oriented bonds. We have structured our holdings so that these bonds mature in stages, a strategy designed to reduce the risks of changing interest rates. Of course, we are prepared to change our strategies and holdings as our view of Connecticut's municipal bond market changes.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)




                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--71.9%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,955,940

State of Connecticut:

   5.80%, 11/15/2002                                                                          1,500,000                1,559,700

   5.25%, 3/15/2010                                                                           5,100,000                5,519,067

   5.25%, 12/15/2010                                                                             50,000                   55,038

   5.375%, 12/15/2010                                                                         2,500,000                2,775,825

   7.648%, 12/15/2010                                                                         1,250,000  (a,b)         1,501,862

   5.75%, 6/15/2011                                                                              30,000                   33,723

   9.201%, 6/15/2011                                                                          1,500,000  (a,b)         1,872,300

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,044,410

      5.40%, 6/1/2007                                                                         1,805,000                1,924,419

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,117,340

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.25%, 9/1/2007                                                                      1,115,000                1,216,387

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,485,936

         5.375%, 9/1/2008                                                                     2,500,000                2,748,075

         5.50%, 11/1/2012                                                                     3,830,000                4,291,170

Connecticut Development Authority, Revenue:

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; FGIC)                                        2,405,000                2,639,511

   First Mortgage Gross (Church Homes, Inc.)

      5.70%, 4/1/2012                                                                         1,240,000                1,202,862

Connecticut Health and Educational
   Facilities Authority, Revenue:

      (Greenwich Hospital)
         5.75%, 7/1/2006 (Insured; MBIA)                                                      1,000,000                1,106,320

      (Hospital for Special Care) 5.125%, 7/1/2007                                            2,000,000                2,026,200

      (New Haven) 6.625%, 7/1/2016                                                            2,000,000                2,104,860

      (Park Fairfield Health Center) 6.25%, 11/1/2021                                         2,500,000                2,654,650

      (Saint Marys Hospital) 6%, 7/1/2005                                                     1,070,000                1,098,558

      (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                     2,210,000                2,397,673

      (Quinnipiac College) 6%, 7/1/2013                                                       2,445,000                2,498,643

      (University of Hartford):

         6.25%, 7/1/2002                                                                        700,000                  713,629

         6.75%, 7/1/2012                                                                      3,500,000                3,605,735

      (University of New Haven) 6%, 7/1/2006                                                    700,000                  736,085

      (Windham Community Memorial Hospital)

         5.75%, 7/1/2011                                                                        865,000                  921,822

Connecticut Higher Education Supplemental Loan Authority,
   Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                       1,060,000                1,126,653

      5.80%, 11/15/2005                                                                       1,440,000                1,548,490



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Higher Education Supplemental Loan Authority,
  Revenue (Family Education Loan Program) (continued):

      5.90%, 11/15/2006                                                                       1,515,000                1,613,839

      5.50%, 11/15/2008                                                                       1,425,000                1,519,007

      5.60%, 11/15/2009                                                                       1,510,000                1,602,714

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.90%, 5/15/2006                                                                          775,000                  806,775

      5.65%, 11/15/2007                                                                       1,000,000                1,036,240

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,044,390

      5.90%, 11/15/2015                                                                       3,500,000                3,717,420

Connecticut Resource Recovery Authority, Revenue:

  (American Fuel Corp.) 6.30%, 11/15/2015

      (Guaranteed; Browning Ferris Industries, Inc.)                                          6,750,000                6,769,170

   (Bridgeport Resco Co. LP Project) 5.375%, 1/1/2006                                         2,500,000                2,708,000

   (Mid-Connecticut System) 5.50%, 11/15/2012                                                 2,000,000                2,095,620

Danbury:

   5.10%, 8/15/2003                                                                             815,000                  855,742

   5.25%, 8/15/2004                                                                             815,000                  872,083

Eastern Connecticut Resources Recovery Authority

  Solid Waste Revenue

  (Wheelabrator Lisbon Project):

      5.25%, 1/1/2006                                                                           820,000                  831,439

      5.50%, 1/1/2014                                                                         2,000,000                1,985,740

Greenwich Housing Authority, MFHR

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                1,931,520

Hartford, Package System Revenue 6.40%, 7/1/2020                                              1,000,000                1,054,390

Middletown 5%, 4/15/2008                                                                      1,760,000                1,896,699

New Britain 5.50%, 3/1/2004 (Insured; MBIA)                                                   1,000,000                1,064,670

New Canaan:

   5.25%, 2/1/2009                                                                              550,000                  596,409

   5.30%, 2/1/2010                                                                              650,000                  706,160

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000                1,104,573

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,308,072

Norwich 5.75%, 9/15/2005                                                                        875,000                  965,484

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                1,770,368

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,235,169

University of Connecticut
   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                2,070,964

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Westport:

   5.10%, 6/15/2003                                                                             500,000                  523,165

   5.20%, 6/15/2004                                                                             500,000                  533,610

U.S. RELATED--26.1%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2012                                                                            1,500,000                1,630,410

   5.75%, 7/1/2013                                                                            1,300,000                1,408,134

   5.20%, 7/1/2014                                                                            4,000,000                4,314,760

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,072,620

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                1,098,150

   Public Improvement
      5.25%, 7/1/2012 (Insured; FSA)                                                          2,600,000                2,875,730

Guam Economic Development Authority,
   Tobacco Settlement:

      Zero Coupon, 5/15/2012                                                                    795,000  (c)             613,629

      Zero Coupon, 5/15/2016                                                                  1,445,000  (c)           1,092,723

      5%, 5/15/2022                                                                             500,000                  505,305

Guam Government Limited Obligation, Highway

   5.25%, 5/1/2011 (Insured; FSA)                                                             2,000,000                2,199,960

Puerto Rico Electric and Power
   Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                4,653,120

Puerto Rico Public Buildings Authority

   5.75%, 7/1/2015                                                                            4,250,000                4,403,680

Virgin Islands:

   7.75%, 10/1/2006                                                                           1,070,000                1,098,505

   Subordinate Tax (Insurance Claims Fund Program

      General Obligation Matching Fund)

      5.65%, 10/1/2003                                                                        1,625,000                1,649,050

Virgin Islands Public Finance Authority, Revenue:

  Gross Receipts Taxes:

      5.625%, 10/1/2010                                                                       1,000,000                1,081,410

      6.375%, 10/1/2019                                                                       3,000,000                3,231,090

   Matching Fund:

      6.90%, 10/1/2001                                                                        2,000,000                2,000,800

      5.50%, 10/1/2008                                                                        1,500,000                1,610,265

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $130,489,425)                                                                                               137,241,656



                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.4%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Educational
  Facilities Authority, Revenue

   VRDN (Yale University) 2.20%                                                               1,000,000  (c)           1,000,000

Connecticut Development Authority, PCR, VRDN

   (Connecticut Light & Power Co.) 2.60%                                                      1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $132,489,425)                                                                            99.4%              139,241,656

CASH AND RECEIVABLES (NET)                                                                          .6%                  880,857

NET ASSETS                                                                                       100.0%              140,122,513

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              31.4

AA                               Aa                              AA                                               28.1

A                                A                               A                                                13.7

BBB                              Baa                             BBB                                              17.1

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           6.3

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      3.4

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $3,374,162 OR 2.4% OF NET ASSETS.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           132,489,425   139,241,656

Interest receivable                                                   2,110,119

Prepaid expenses                                                          7,912

                                                                    141,359,687
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,210

Payable for investment securities purchased                           1,000,121

Accrued expenses                                                        159,843

                                                                      1,237,174
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      140,122,513
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     134,219,325

Accumulated undistributed investment income--net                         69,832

Accumulated net realized gain (loss) on investments                   (918,875)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             6,752,231
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      140,122,513
--------------------------------------------------------------------------------
SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest Authorized)
                                                                      9,984,077

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          14.03

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,598,526

EXPENSES:

Management fee--Note 3(a)                                              411,290

Shareholder servicing costs--Note 3(b)                                  63,008

Professional fees                                                       19,769

Custodian fees                                                           7,982

Prospectus and shareholders' reports                                     4,500

Trustees' fees and expenses--Note 3(c)                                   3,761

Registration fees                                                        3,742

Loan commitment fees--Note 2                                               529

Miscellaneous                                                            8,869

TOTAL EXPENSES                                                         523,450

INVESTMENT INCOME--NET                                               3,075,076
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                781,928

Net unrealized appreciation (depreciation) on investments              952,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,734,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,809,499

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001          Year Ended
                                              (Unaudited)      March 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,075,076            5,686,644

Net realized gain (loss) on investments           781,928              549,870

Net unrealized appreciation (depreciation)
   on investments                                 952,495            4,031,293

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,809,499           10,267,807
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,039,709)          (5,670,104)

Net realized gain on investments                       --             (20,344)

TOTAL DIVIDENDS                               (3,039,709)          (5,690,448)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  12,228,661           20,924,897

Dividends reinvested                            2,312,952            4,351,736

Cost of shares redeemed                      (11,759,494)         (19,985,214)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
   INTEREST TRANSACTIONS                       2,782,119            5,291,419

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,551,909            9,868,778
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           135,570,604          125,701,826

END OF PERIOD                                 140,122,513          135,570,604

Undistributed investment income-net                69,832               16,540
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       881,619            1,539,025

Shares issued for dividends reinvested            166,525              320,975

Shares redeemed                                 (848,125)          (1,479,650)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     200,019              380,350

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                      September 30, 2001(a)                                Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.86         13.37         13.97          13.87         13.33         13.35

Investment Operations:

Investment income--net                                 .31           .60           .58            .58           .60           .59

Net realized and unrealized gain
   (loss) on investments                               .17           .49         (.60)            .10           .54         (.01)

Total from Investment Operations                       .48          1.09         (.02)            .68          1.14           .58

Distributions:

Dividends from investment
   income--net                                       (.31)         (.60)         (.58)          (.58)         (.60)         (.60)

Dividends from net realized
   gain on investments                                  --      (.00)(b)            --             --            --            --

Total Distributions                                  (.31)         (.60)         (.58)          (.58)         (.60)         (.60)

Net asset value, end of period                       14.03         13.86         13.37          13.97         13.87         13.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.57(c)          8.31         (.10)           4.96          8.65          4.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .76(d)           .79           .79            .80           .78           .78

Ratio of net investment income
   to average net assets                           4.49(d)          4.46          4.29           4.13          4.34          4.42

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                           --           .02           .03            .06           .06           .06

Portfolio Turnover Rate                           13.72(c)         34.90         13.33          12.71          6.90         29.56
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                              140,123       135,571       125,702        141,961       132,282       129,464

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED SEPTEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT INCOME
     PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASED RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.46% TO 4.49%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $1,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $1,385,000 of the carryover expires in fiscal 2004, $43,000 expires in fiscal 2008 and $277,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the fund's Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $28,916 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $29,820 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. During the period ended September 30, 2001, redemption fees charged and retained by the fund amounted to $162.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001 amounted to $19,841,940 and $18,651,984, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $6,752,231, consisting of $6,810,445 gross unrealized appreciation and $58,214 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $17,925 reduction in accumulated undistributed investment income-net and a corresponding $17,925 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001.

The  effect  of  this  change  for  the  period  ended September 30, 2001 was to increase net investment income by $18,412 and decrease net unrealized appreciation (depreciation) by $18,412. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Connecticut Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  914SA0901